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                                                                   Exhibit 10.39

   Agreement Relating to the Joint Provision of Short Messaging Services (SMS) between Guangdong Mobile Communication Company Limited and Beijing Lei Ting Wan Jun Network Technology Limited

Party A: Guangdong Mobile Communication Company Limited

Party B: Beijing Lei Ting Wan Jun Network Technology Limited

     WHEREAS, Guangdong Mobile Communication Company Limited (hereinafter referred to as "Party A") is a network operator engaging in the provision of mobile network communications services (including voice, data, multimedia, etc.) in Guangdong Province as approved by the State Council's administrative authority of information industry.

     WHEREAS, Beijing Lei Ting Wan Jun Network Technology Limited (hereinafter referred to as "Party B") is a company providing various mobile telecommunications information services to consumers with wireless Internet applications as its primary service platform.

     NOW, THEREFORE in order to fully utilize each of their respective strengths and to provide Monternet Short Messaging Services to the large number of users of GoTone, M-Zone and Shen Zhou Xing in Guangdong and other users permitted by Party A, both parties, under the principles of fairness and mutual benefit, complementary strengths and mutual development, have reached the following agreement in relation to the joint provision of SMS:

Clause 1 Items of Cooperation

1.1 Party A, a SMS platform provider, shall provide communications channels to Party B for compensation.

1.2 Party B shall use the short messaging platform of Party A to provide the information services and application services described below to Party A's users of GoTone, M-Zone and Shen Zhou Xing and other users permitted by Party A. Party B shall provide to users timely information services in accordance with the users' customized subscription in good quality and quantity.

1.3 Party A shall use its billing and business support system to provide Party B with billing and collection of fees services. The two parties shall share the actual information fees on a pro rata basis.

Clause 2 Party A's Rights and Obligations

2.1 Party A shall be entitled to review the operation permit for Internet information services or telecommunications value-added business, credit certification, business license, information source and bank accounts and other information relating to its normal business operations provided by Party B.

2.2 Party A shall provide SMS through the short messaging information platform port provided by Party B, and shall be responsible for the provision of short messaging information platform port and for the control of short messages flow. Party A shall be entitled to adjust short messages flow in time in relation to the capacity of a short messaging centre.

2.3 Any expansion and alteration of its business on the part of Party B shall be reviewed by Party A. Party A shall give a definitive answer to Party B within 10 business days after Party B submits the related materials.

2.4 Party A shall possess the proprietary rights of its mobile users and the right-to-know over the business operation of Party B. Party A shall be entitled to require Party B to submit to Party A the user's personal records, business information, subscription record and statistics record in relation to Party B's Monternet business. Party B shall furnish the same within 10 business days upon receipt of the

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      notice.

2.5 Party A shall be entitled to formulate the management practice, evaluation methods and customer service standards and documentation of the "Monternet" business, and to require Party B to observe and perform the same. Party A shall, based on the above-mentioned related administrative procedures, conduct an evaluation of Party B once or twice a year.

2.6 Party A shall provide to Party B the confirmation services system for subscription of mobile Monternet services by its customers, a system linked to Party B's wireless Internet services system, and the user information therefrom will be used as the conclusive evidence for acknowledging a subscription by a customer for Party B's services.

2.7 Party A shall provide to Party B the customer services code as the call-service login number for lodging complaints and inquiries over the business by its customers, and Party A's customer services center shall be the final receiver and distributor of problems regarding Monternet customer services. Party B's customer services staff or its customer services system shall render assistance to Party A in analyzing and handling business-related complaints and inquiries lodged by its customers. Party A shall be entitled to refer all user inquiries and complaints not related to network communications problems at issue business to Party B. Party A shall be responsible for user inquiries and complaints related to network communications problems.

2.8 Party A shall provide billing services for Party B's services, and the revenue calculation shall be subject to Party A's record.

2.9 Party A shall separately provide to Party B the statistics on the monthly flow of information in respect of Party B's use of its short messaging port, as evidence for audit purposes of Party B's payment to Party A for the settlement of short messaging transmission fees.

2.10 Party A shall be entitled to conduct an audit on the revenue projection of the two parties submitted to Party A before the launch of the services by Party B.

2.11 The two parties may jointly engage in market promotions and advertising activities. Party A shall be entitled to require Party B to use the brand name "MONTERNET" with the approval of Party B. In case the content of the Party B's promotional and advertising materials involves Party A's company name or other brand name, Party A's prior consent shall be obtained upon Party A's review.

Clause 3 Party B's Rights and Obligations

3.1 Party B shall furnish to Party A true, reliable, and legally valid operation permits for Internet information services or telecommunications value-added business, credit certifications, business licenses, information sources and bank accounts and other information relating to its normal business operations; and shall assure that all chargeable fees in respect of the information services provided are in accordance with the relevant requirements of the state pricing authority.

3.2 Party B shall abide by the relevant state laws and regulations on telecommunications and Internet information; Party B shall assure that the information content provided is in accordance with relevant laws and administrative regulations of the State, that it will not abuse Party A's system to distribute the nine classes of unlawful information specified in Annex 4 "Information Security and Responsibility Statement for Information Source and Access". Party B shall bear the responsibility for filtering the information contents provided to users (including the information edited by a user through Party B's website) with an aim to eliminate all unhealthy and unlawful information.

3.3 If Party A receives user complaints over the dissemination of unlawful information and information in breach of laws and regulations, Party B shall provide a preliminary answer to Party A's customer services department within 2 hours; shall verify the reasons within one business day, and shall bear the responsibility to take actions to discontinue the dissemination of unlawful and information in breach of laws and regulations.

3.4 Party B shall verify the true identity of a user, shall be responsible for the truthfulness of user information, and shall make sure the master call code is displayed on any short messages, while no

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      anonymous short messages or short messages with only nicknames shown
      (except for chat-room services in the virtual community) are sent directly to other users' mobile telephone(s).

3.5 Party B shall bear the responsibility for imposing strict restrictions on group distributions of any short messages provided by it, making sure only one to two master call codes are sent at a time.

3.6 During the term of the cooperation, Party B shall not use any channel to enable Party A's mobile data application business to communicate with and link to any third party in any business aspect. Party B shall establish an independent data base for Party A's mobile customers (135-139) and shall administer it separately from the user data base of the third party, such that there shall be no inter-communication and inter-link between the Monternet business and third parties without an authorization in any disguised form or by any business means (including SMS chat-room, self-edited SMS and on-line delivered SMS) is possible.

3.7 During the term of the cooperation, Party B shall not send to users any advertisement or other irrelevant information. Any expansion or alteration of services on the part of Party B's is subject to Party A's review and consent and shall pass the billing assessment and test conducted by Party
      A. Party B shall timely submit to Party A all the necessary business information to be dealt with (as of the date this agreement is entered into, please refer to Annex 3 for details of the business information submitted by Party B) by Party B.

3.8 During the term of the cooperation, Party B shall, upon Party A's request, furnish to Party A data reports on the development of its user base, user classification, user subscription habits, business projection, etc.; shall promptly furnish to Party A all the necessary information for purposes of business management; shall ensure real-time updates of Party A's user information base, which Party A shall keep confidential according the Confidentiality Clause of Clause 7. Party B shall bear the responsibility for maintaining a registration logbook system to store at least one month's historical data.

3.9 Party B shall assure that a user is fully informed of the prices, contents and mode of delivery for any kind of services provided by Party B before he accepts such services.

3.10 On a voluntary basis, Party B shall seek user's consent before providing services to the user, and shall provide the user with timely information services in accordance with the users' customized subscription pursuant to the required quality and quantity.

3.11 Party B shall observe and perform in accordance with Party A's administrative procedures on the "Monternet business," customer services standards and documentation; and is subject to Party A's examination and supervision. If for any reason Party B withdraws from the mobile Monternet business (including being forcefully expelled in Party A's assessment), Party B shall bear the responsibility of giving one month's buffer period for the withdrawal, continuing to provide services to the users during this buffer period and posting on its website (WWW/WAP) or by other means the statement in respect of such termination of services to users continuously.

3.12 Party B shall be responsible for user inquiries and complaints caused by all kinds of problems unrelated to network communications in the course of the business, and shall maintain effective and smooth complaint-handling channels as the guiding principle for the Party A's customer service center. For user complaints that cannot be reasonably addressed by either party, Party B shall be ultimately responsible for final proper handling of user complaints.

3.13 Party B shall attach "fee collection information" to each delivered message in the standardized form as required by Party A.

3.14  Party B shall bear its respective tax liability in respect of its revenue.

3.15 Party B shall issue a formal invoice to Party A in respect of the information services fee settled with Party A.

3.16 Party B shall carry out active marketing, publicizing and other promotional activities. The contents of marketing and publicizing activities shall be labeled with the brand-name "MONTERNET"as required by Party A.

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3.17  From the effective execution of this Agreement, Party B shall not engage with any third party in the same or similar short messaging business in Guangdong Province as specified in annexes to this Agreement for 6 months.

Clause 4 Maintenance Division and Liability of Both Parties

4.1 The maintenance by both parties shall be divided by the connection points of their respective equipment. Both parties shall perform their respective duties for smooth business development.

4.2 Please refer to Annex 1 for details of Maintenance Liability of both parties.

Clause 5 Fee-accounting and Settlement

5.1 Party A shall be entitled to collect short messaging transmission fees incurred in the use of the short messaging function by a user or Party B, and shall share with Party B the information services fee paid by a user. Both parties shall share the actual information fee on a certain pro-rata basis.

5.2 In the event that a user refuses to pay the information fees due to quality problems of the services rendered by Party B, the shortfall shall be deducted from the information fees paid by Party A to Party B.

5.3 If Party B fails to dispute the fee statements from Party A for each delivered message in the standardized form as required by Party A, Party A shall not take into account the information fee collected on behalf of Party A, and Party B shall bear the corresponding consequences.

5.4   Please refer to Annex 2 for details of billing and settlement.

Clause 6 Clauses of Rewards and Penalties

6.1 In event of the following circumstances, Party A shall be entitled to revise and halt the approval of new business, postpone settlement, require Party B to apologize to the media and its customers, cancel settlement and forfeit any fines for breach and instruct the cooperating party to correct its mistakes and impose other administrative measures. In the event of a serious circumstance, Party A shall be entitled to terminate this cooperation between the two parties.

6.1.1 In the event of the following circumstances, Party A shall be entitled to circulate its censure on Party B (by circulating a notice regarding the circumstances of the breach and the act of the breach of logging into the network in Guangdong Province and this locality and establishing a blacklist within China Mobile in order to prohibit Party B from engaging in similar cooperation terms with other provinces), as well as to suspend the approval of any new services (suspension period may be 3-12 months) with a deduction of assessment credits of 10-20 points for each breach.

1) Party B provides user self-edited online short messaging services and has not restricted the group distribution volume for each user (less than 2 messages per mail and less than 200 messages per day) as required.

2) Party B provides the national anthem as a mobile phone ringtone available for downloading, or provides the national flag or national emblem as a mobile phone wallpaper or screensaver available for downloading.

3) Party B fails to verify the true identity of a customer to the extent that anonymous short messages or short messages with a term of endearment are sent directly to the mobile phone of other customers, or, for special anonymous chat services, fails to specify in its corresponding clauses of services that a customer must be willing to receive online anonymous messages and has completed registration properly.

4) Party B's system does not support the instruction for "assistance in message inquiries." That is,

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      when a customer sends Party B's a service code to Party B's system, the system fails to restore to the customer services mode to wait for the assistance instructions, or fails to incorporate the full content that are supposed to be incorporated (i.e., cs-no., cs-site; inquiry for recommended list of services with the mobile phone number; to unsubscribe to Monternet, please revert to "0000" and "00000").

5) Party B fails to label the brandname "Monternet" in its publicity material and advertisement contents in the course of marketing, publicizing through the media and dissemination of information as required.

6) Party B violates relevant laws and administrative regulations on state telecommunications and Internet information, which shall be a minor offence.

7) Party B fails to maintain intact at least 3 months of all the user subscription record, is unable to provide a business record enquiry interface for China Mobile, or fails to maintain perpetual subscription relationship records.

6.1.2 In the event of the following circumstances, Party A shall be entitled to require Party B to apologize in public to the media and to the customers (the open apology should be made by way of 2 or more open media-one national media and one popular media), and to make direct apologies to all the customers involved with the deduction of assessment credits of 20-30 points for each breach.

1) Lack of full coverage service in Guangdong and within the locality to send short messages through the Guangdong connection to users in other provinces (autonomous region or municipality).

2) Party B intentionally intercepts a message, incurring extra information fees on the users.

3) Party B, without the consent of customers (including registered users and unregistered users), sends to customers of China Mobile advertisement on Monternet and advertisement of propaganda nature, of low transmission volume and effect.

6.1.3 In the event of the following circumstances, Party A shall be entitled to cancel fee settlements with Party B (cancellation of fee settlement ranging from one to three months subject to the seriousness of breach while the settled amount shall be deducted as a fine for breach) and to forfeit the fines for breach with the deduction of assessment credits of 40-60 credits for each breach.

1) Party B fails to take effective technical measures to close technical loopholes in terms of short messaging safety, making it possible for hackers to get into the system, unauthorized use of secret code, illegal use of any webpage, repeated use of sending instruction and group distribution of unlawful contents and other illegal offences that may endanger the information safety on the part of Monternet.

2) Party B discloses technical standards, user information, code-section and sale-code and other information provided by China Mobile.

3) Party B uses voice-phone or extension as cs-phone, change at will during the term of the cooperation, or fails to keep the original number for at least 2 months after the change of fixed-line cs-phone.

4) Party B provides user self-edited online short messaging services and has not restricted the group-distribution volume of each user as required (less than 2 messages per mail and less than 200 messages per day), which shall be a serious offence.

5) Party B's information contents undermine the corporate profile of China Mobile, such as failing to activate filter functions on the publicity contents sent by competitors of Party A, eg. CDMA, PAS, 130, 133, green handset and etc.

6) Party B provides services to a user without informing the user (including fee-based services and free services).

7) Party B makes unauthorized suspension of services or alteration of services.

8) As for customized services promoted through the Internet or off-line non-handset terminal, Party B fails to verify user identity through sending random-code (as to user receiving code, free of charge),

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      or fails to display on its website or promotion site prominent notice on service charges, transmission frequency, discontinuation of subscription service and cs-phone.

9) Party B fails to re-send its short messaging confirmation (containing basic service information) after securing the preliminary subscription consent by way of off-line promotion method (filling in forms and etc.) to confirm the final subscription relationship before accepting the user's usage.

10) Party B charges information fees in respect of free-of-charge messages such as service recommendation instructions, help messages, return of service reminders and cs-instruciton, etc.

11) Party B fails to execute cancellation instructions in respect of "0000" and "00000" as required.

12) Party B implements fee-accounting of business that needs to be realized in a Monternet technical platform in other Monternet technical platform (such as SMS, WAP, wireless JAVA, colored message and etc.).

6.1.4 In the event of the following circumstances, Party A shall be entitled to instruct Party B to rectify and remedy within a specified deadline. (By rectifying and remedying its own networking technology, customer services, business logic and marketing in accordance with the requirement of China Mobile. During the period of rectification and remedy, no information fee shall be collected while unbalanced transmission fees incurred by Party B will be charged as usual). A deduction of 50 points in credit shall be assessed for each breach.

1) Party B causes any overloading of network safety with severe consequences that endangers the network safety when sending short messages to China Mobile's telecommunications platform.

2) Party B, when debugging its own system, causes a network failure that affects the normal operation of the network of China Mobile with severe consequences.

3) Party B fails to filter unlawful keywords or other info-safety sensitive keywords, in particular, politically sensitive ones.

4) Party B uses short messages bearing the brand name "China Mobile Communication" to disseminate negative news and causes harmful social effects.

5) Party B uses the brand name Monternet other than in the course of promoting the Monternet business and causes negative consequences to China Mobile. Party A shall be entitled to ascertain legal responsibility.

6) Party B provides information contents that violate the relevant laws or administrative regulations of the State, or disseminates illegal messages which belong to the 9 classes of illegal messages specified in the Safeguard Responsibility Statement for Information Source and Online Information.

7) Party B allows the occurrence of problems regarding message safety and service quality during certain periods (such as important national meetings and events).

8) Party B allows the occurrence of junk messages or unlawful violations and fails to deal with such breaches within the time required.

9) Party B fails to play an actively supportive role in the investigation of network safety related issues conducted by the state administration and China Mobile, or fails to provide related and legal information.

6.1.5 In the event of the following circumstances, Party B shall be imposed a fine, be required to pay the fines for the breach and be withheld at least 60 points for each breach until it has been forcefully expelled with the complete termination of the cooperation. Party B shall not login within two years after the termination of the cooperation. After the termination of the cooperation, Party B shall ensure smooth transfer of client information and continued services to the clients in accordance with the process specified in the "Monternet SP Joint Management Measures" of China Mobile.

1) Party B launches pure fee-collecting services, that is, Party B charges for services that are not used and realized on Monternet SMS through the Monternet system, such as collecting software, download of games, photodownload fees; collects service subscription fees provided through other network

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      platforms; collects commodity information inquiry fees, collects network mail-box monthly fees, network gaming usage fees, network info-browsing fees and membership fees, etc.

2) Party arbitrarily compels subscription: means Party B subscribes customers without the consent of the customer.

3) Party B swindles its prices: means Party B charges to users a price higher than the scheduled fee for subscription services by using a different business code.

4) Miscalculation of fees: means overcharges user fees and miscalculates fees and other similar problems of due to the fault of Party B.

5) Users are unable to unsubscribe for services: means Party B refuses to provide channels for unsubscribe for services, or have not responded to the request of user for unsubscribing to services promptly.

6) Party B overcharges: means Party B provides business in breach of the pricing principle.

7) Breaches the principle of prohibiting interlink and intercom: means Party B shall establish for China Mobile customers independent database, and are prohibited to, by mean of database or Internet directly or in any disguised form (including but not limited to IVR, SMS, Internet, etc.), realize in interlink and intercom between customers from different operators (including international operators).

8) Party B receives numerous severe intense complaints: means the service of Party B is of poor quality and causes undesirable social consequences. In such cases, Party A will suspended its cooperation with Party B; For those of a serious nature, or in cases where the customer-service cost caused by Party B's services exceeds the revenue generated by its services, the cooperation with Party B will be terminated.

6.2 If Party B receives outstanding evaluation marks and making significant contribution to the development of Monternet business and its market it may be rewarded by Party A. The prerequisite for rewards lies on the primary standard that Party B's act should be beneficial to the overall development of Monternet and be capable of bringing about reasonable revenue for Party A.

1) If Party B ranks 20/th/ or higher in the monthly assessment sponsored by Party A and the ratio of the revenue received by Party A (including 15% collection service charge, port utilization fee and user up-link fee) to the total collection information fee is larger than 30%, then Party A will give publicity for Party B as support.

2) If Party B ranks 20/th/ or higher in the semi-annual evaluation sponsored by Party A and the ratio of the revenue received by Party A (including 15% collection service charge, port utilization fee and user download fee) to the total collection information fee is larger than 30%, then Party A will recommend promoting Party B in the "Monternet Business Manual" of the group of companies.

3) If the following problems occur with Party B, Party A has the right to suspend or cancel its promotional support:

      A. Party B violates Party A's relevant administrative regulations and mutual agreement;

      B. Services and business provided by Party B receives increased user complaints;

      C. Party B fails to prepare promotional material in accordance with Party A's requirement and the material is inconsistent with that of Party A;

      D.   Party B's services have not been reviewed and approved by Party A.

6.3 If Party B delivers relevant contents stipulated under this Agreement completely and properly, and if the SMS provided by Party B receives only low annual rates of complaint, Party A shall give priority to Party B in respect of renewal of this Cooperation Agreement.

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Clause 7 Clauses of Confidentiality

7.1 Both parties shall keep confidential all the user information acquired through the business as stipulated under this cooperation agreement.

7.2 During the course of the cooperation, the proprietary information acquired by a party from another party ("the disclosure party") that is developed, created or discovered by the disclosure party, or known to the disclosure party, or transferred to the disclosure party, or of commercial value to the business of the disclosure party, including but not limited to business secret, computer program, design technique, ideas, proprietary technique, handicraft, data, business and product development plan, information of clients relating to the business of the disclosure party and other information, or secret information received by the disclosure party from other sources, shall be possessed by the disclosure party and, without prior written consent, the other party shall keep confidential any proprietary information, which shall not be used or disclosed to any person or entity except for purposes of the proper performance of liabilities under this Agreement.

7.3 Both parties shall keep confidential details of this cooperation and this Agreement. Neither party shall disclose to any third party the details of this cooperation and this Agreement without the prior written consent of the other party.

Clause 8 Liability of Breach

8.1 Both parties shall perform the duties and obligations stipulated under this Agreement fully and properly, and any breach of the aforesaid shall constitute a breach of contract and the breaching party shall, according to law, bear the liability of breach on account of the abiding party, who in the meantime, shall be entitled to revoke or terminate this Agreement earlier, with total discretion subject to the seriousness of the breach.

8.2 The ways to bear the liability of breach of this Agreement comprise mainly suspension of new business, halt to settlement by stages, fines for breach of contract and an open apology to the media and customers, or change of the term or even termination of cooperation.

Clause 9 Force majeure

If one party suffers economic loss or consequences in which this Agreement cannot be performed or cannot be performed fully as a result of unforeseeable force majeure and the consequences of which are non-preventive or unavoidable, the party bears no liability in respect of the loss of the other. The party experiencing the said force majeure shall promptly inform the other party of the situation by written notice and shall explain in detail the situation, give the reason for which this Agreement cannot be performed or cannot be performed fully, or why the performance of this Agreement needs to be delayed, together with valid certificates produced by relevant government administrative departments within 15 days. Subject to the effect of the performance of this Agreement, it is decided by both parties on whether to proceed with this Agreement or to terminate the same.

Clause 10 Change or Alteration to this Agreement

10.1 During the performance of this agreement by both parties, Monternet-related operation management regulations and customer service management regulations formulated by Party A shall be added as supplementary annexes to this Agreement. If provisions in this Agreement are in conflict with the management regulations, then the management regulations shall prevail. Provisions of conflicts shall be renegotiated as agreed by both parties and supplementary agreements may be signed.

10.2 Either party may change or revoke this Agreement during the performance of this Agreement by giving the other party 15 days of written notice, and that this Agreement is changed or revoked through consultation between both parties accordingly, or, failing consultation, act according to Item 4 in this Clause.

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10.3  Any matter that is not covered herein shall be arranged by both parties hereto through consultation in good faith.

10.4 This Agreement shall be governed by the laws of the PRC. If dispute occurs and is not be resolved through consultation between both parties, either party may file its lawsuit to the court in Party A's location.

10.5 This Agreement shall come into effect on the date when it is executed and sealed by each Party's representative with a term of one year. This Agreement may be renewed after its expiry by both parties through consultation.

10.6 This Agreement and its annexes shall be executed in four counterparts. Each party retains two of the same with equal legal force.

Annex 1:   Maintenance Division and Liability of Both Parties

Annex 2:   Billing and Settlement

Annex 3:   Party B's Services and Fees

Annex 4: Information Security and Responsibility Statement for Information Source and Access

Party A: Guangdong Mobile Communication      Party B: Beijing Lei Ting Wan Jun
Company Limited                              Network Technology Limited



--------------------------------------------------------------------------------
Authorized Representative:              Authorized Representative:
 (signed and sealed)                     (signed and sealed)


Signature date: ____,                   Signature date: ____,
 November of year 2003                   November of year 2003


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Annex I   Maintenance Divisions and Liability of Both Parties

I.   Maintenance Divisions Illustration

(Diagram to come)
--------------------------------------------------------------------------------
                                    Short       Mobile fare  Short
                                    message     registering  message
                                    gateway     centre       gateway
Message
Send
Server
Party B       Public                            Party A              GSM
              Portal
User     Data                                                        User mobile
Server                                                               phone
              Other  [user
              means  subscription]

                     Party B's      Party A's
                     obligations    obligations
--------------------------------------------------------------------------------

II.  Party A's Obligations and Rights

1. Hardware and software system required in SMS system of Party A shall be contributed by Party A.

2. Party A shall coordinate with Party B in connecting SMS gateway to communication network of Party B's server.

3. Party A shall bear the responsibility of disclosing to Party B its SMS gateway-related technology, agreed standard and connection standard.

4. Party A shall be responsible for maintaining in good condition its network communication including SMS platform, for network failure not resulted from Party B's fault. Party A reserves the right to restrict the transmission of any abnormal overloading masses of short message, which may affect the safety of Party A's network operation.

5. Party A shall bear the responsibility to provide Party B with information flow statistics in respect of the use of communication channel by Party B, and shall guarantee the reliability and timeliness of short message statistics, and shall be held responsible for any losses therefrom.

6. Party A should inform Party B in advance of any interruption as a result of debugging and maintenance of gateway or other network equipment or other foreseeable reasons as early as possible, including details of the reason, time and duration included of interruption.

7. Party A shall ensure that Party B would be informed of any transmission interruption as a result of gateway or other network failure or other unforeseeable reasons once the interruption is detected.

III. Party B's Obligations and Rights

1. Party B shall bear its own responsibility to construct and maintain its "information services" system, including all efforts and fees of hardware equipment, system debugging, launching, system maintenance, daily business management, marketing involving this business.

2. Party B shall be responsible for the interconnection of Party B's system and Party A's SMS gateway, and the fee of application, rental, maintenance, etc. of related communication network.

3. Party B shall be responsible for the editing, review and production of information provided by it, and shall assure that the information is timely and accurate, true and reliable and legal, and shall bear the corresponding responsibility.

4. Party B shall be responsible for the creation of "Monternet--My Service" website section. After a client enters the website, "Monternet--My Service" section shall be shown in a distinct position on the website, the section contents include: list of all services customized in the website by the client, and appending to each service list, query and cancel function of that service. During SMS customizing process, the customizing interface setting should be convenient for client to understand the content and service provided by SP (service provider), with clear and distinctive pricing standard and includes basic service functions of at least to confirm, add, delete, change, search; after the user successfully customizes a service, the system should remind the user that "This service is added to 'Monternet--My Service' section. For inquiries or cancellation of this service, please click "Monternet--My Service'".

5. Party B shall assure that the debugging, launching and system alternation work on its system will not be conducted during peak hours of Party A, and that work affecting users at a greater extent will be conducted in the late night. Party B shall assure that such work would not affect the normal operation of Party A's network, and that it will bear the corresponding responsibility in respect of network system failure of Party A therefrom.

6. Party B shall give prior written notice to Party A in the event of any debugging, launching and system alternation work of its system and, as confirmed by Party A, give notice to the users by ways of mail, advertisement or SMS, and shall assure that the inconvenience caused would be minimized

7. Party B shall, during the term of cooperation, submit to Party A's adjustment arrangement in respect of SMS distribution traffic with an aim to guarantee normal and stable SMS services during state of emergency.

8. Party B shall assure that, when transmitting short message to Party A's communication platform, there would not be any overloading of traffic, which would endanger network safety.

9.    Party B shall provide 7*24 hours of system maintenance.

Annex II Billing and Settlement

1. As to local services, Party B shall attach phrases of "fee collecting information" to each delivered message according to Party A's standardized format.

2. Payment method of communication fee: user order application service through uplink SMS, and the user pays Party A communication fee at prevailing price (0.1 Yuan per message); as to unbalanced downlink SMS, Party B pays Party A communication fee at 0.05-0.08 Yuan per message, detailed as follows:
-------------------------------------------------------------------------------
Unbalanced downlink SMS volume   Charging rate (Yuan per   Calculation method
 (messages per month)              message)                X=(MT-MO) messages
                                                           per month
-------------------------------------------------------------------------------
Less than 0.1 million                               0.08   X*0.08, minimum 2000
                                                           Yuan
-------------------------------------------------------------------------------
0.1-0.3 million                                     0.07   (X-0.1 million)
                                                           *0.07+0.1 million
                                                           *0.08
-------------------------------------------------------------------------------
0.3-1 million                                       0.06   (X-0.3 million)
                                                           *0.06+0.2 million
                                                           *0.07+0.1 million
                                                           *0.08
-------------------------------------------------------------------------------
More than 1 million                                 0.05   (X-1 million)
                                                           *0.05+0.7 million
                                                           *0.06+0.2 million
                                                           *0.07+0.1 million
                                                           *0.08
-------------------------------------------------------------------------------

      1)   Unbalanced downlink SMS is free of charge during trial period.

      2) Party B enjoys minimum unbalanced downlink SMS communication fee for the first three months of service, i.e. Unbalanced downlink SMS is charged at 2000 Yuan per month.

3.    Upper and lower limit of information service fee

      1) Upper limit for price: price not less than cost (except for special services).

      2) Lower limit for price: As for fare registered by message, charge information fee of not more than RMB 2 Yuan per message; As for single item monthly package service, charge information fee of not more than RMB 30 Yuan per month; As for customized service charged by message, should charge total information fee of not more than RMB 30 Yuan per month As for special service of high price, should apply separately.

      3) Services free of information fee Downlink SMS for business promotion and customer service order are free of charge; Downlink SMS for user to get password is free of charge; Sending of business reminder messages (for example, price, customization confirmation, customer service hotline, deregister service) are free of information fee

      4)   Minimum cycle for price change of information fee is half a year.

4.    Monthly service charging principle

      As for SMS service charging information fee on monthly basis, if a client uses the service for over half a month but less than a month, Party B can charge for monthly information fee for the whole month; if a client uses the service for less than half a month, Party B should waive monthly information fee for the month, detailed as follows:

      1) if Party B launches monthly business after the 15th of the month, monthly information fee for the month is waived for all users;

      2) or users customizing business after the 20th of the month, monthly fee for the first month is waived.

      Also, Party B should send SMC monthly statement to gateway only after 72 hours from the user customization and eligible to be charged. If the user cancels customization during the time, no monthly fee should be charged.

5. User information service fee of SMS services provided by Party B is attributable to both Party A and Party B, of which 15% as to Party A and 85% as to Party B. Share of information fee to Party B is charged to users by Party A on behalf of party B.

6. Statement of user information service fee receivable is prepared with reference to call record of successful sending submitted daily by Party A to Party B, and settlement month is delayed one month from actual occurrence of credit and debit.

7. On the 15th of each month (settlement month), the parties check against each other information service fee receivables and received data, if inerrant, the parties settle on the 15th of each month (settlement month).

8. If there is discrepancy between information service fee statistics of the parties, in case the discrepancy between information service fee statistics of the parties is not more than 6%, Party's data shall prevail; in case the discrepancy is more than 6%, the parties should check again and clarify the reason of so, and solve reasonably and timely according to actual situation.

Annex III Party B's Services and Fees

I.    Company's full name: Beijing Lei Ting Wan Jun Network Technology Limited

      Company address: 8/F., Block 3, Oriental Plaza Office West, 1 East Chang'an Boulevard, Beijing 100738.

      Company's opening bank: Economic and Technology Development Zone, Beijing, Bank of China

      Bank account: 08675908091001

II.   Network connection method: SMS (squareroot) WAP GPRS Connection location:
Provincial Center IOD platform, (squareroot)

III.  Customer service functionaries (2 persons)

1. Name: Liang Qianyu Tel: 020-87324731, 13808820509
   Email: liangqianyu@gz.tom.com

2. Name: Peng Meili Tel: 020-87324733, 13922104747
   Email: pengmeili@gz.tom.com

IV.   Customer service tel: 020-87324705   Customer service email: 163me@163.net

V.    Service providing website: SMS.TOM.COM

VI.   Business contents descriptions and prices

Service code: 8001
--------------------------------------------------------------------------------
 Business                       Business
 Code       Business Name       Descriptions     Charge           Frequency
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 BZGY       System Free        System News      0                Fluctuated
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 BZTS       System Prompt      System News      0                Fluctuated
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XWJD       Headline News      News reports     0.10 yuan/item   3-5items/day
            ([Name In          about headline
            Chinese])          news that the
                               social concerns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XWSH       Social News        News reports     0.10 yuan/item   3-5items/day
            ([Name In          about social
            Chinese])          variety
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XWYL       Entertainment      Reports          0.10 yuan/item   3-5items/day
            News ([Name In     interesting
            Chinese])          news of the
                               showbiz
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CPTY       Sports Lottery     Draw results of  0.10 yuan/item   1item/occasion
            ([Name In          sports lottery
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 CPFL       Charity Lottery    Draw results of  0.10 yuan/item   1item/occasion
            ([Name In          charity lottery
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TQYB       Weather Forecast   Weather          0.10 yuan/item   1item/day
            ([Name In          information of
            Chinese])          different
                               places
                               everyday
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YXBK        Q&A                Q&A for          0.10 yuan/item   1item/occation
            ([Name In          knowledge of
            Chinese])          different
                               subjects
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYCQ        In Words           Expression of    0.10 yuan/item   1item/occation
            ([Name In          your heart in
            Chinese])          words
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYJASD      Division A Class   Latest news of   0.10 yuan/item   1item/occation
            A Football         the Division A
            League             Class A
            ([Name In          football league
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XWKJ        Tech News          Latest news and  0.10 yuan/item   3-5items/day
            ([Name In          trendy
            Chinese])          technologies of
                               IT sector
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YCYC        Daily Yijing       Words from       0.10 yuan/item   1item/day
            ([Name In          Yijing about
            Chinese])          your health and
                               fortune of the
                               day
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WELS        Looking Back       Today in the     0.10 yuan/item   1item/day
            ([Name In          history
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WEWY        Foreign Tutor      Popular          0.10 yuan/item   1item/day
            ([Name In          expressions in
            Chinese])          English, French
                               and German
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXCL        Couplets           Coupling for     0.10 yuan/item   1item/occation
            ([Name In          the couplets
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXGL        Gu Long Q&A        Q&A about Gu     0.10 yuan/item   1item/occation
            ([Name In          Long's fictions
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXJY        Jing Yong Q&A      Q&A about Jing   0.10 yuan/item   1item/occation
            ([Name In          Yong's fictions
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XWCJ        Financial News     Breaking news    0.10 yuan/item   3-5items/day
            ([Name In          of financial
            Chinese])          sector
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XWTY        Sports News        News of sports   0.10 yuan/item   3-5items/day
            ([Name In          sector
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYJBFH      Division A Class   Latest news of   0.10 yuan/item   1item/occation
            B League           Division A
            ([Name In          Class B
            Chinese])          football league
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYYCFY      England Premier    Latest news of   0.10 yuan/item   1item/occation
            League             England Premier
            ([Name In          League
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TYDJZK     German Class A     Latest news of   0.10 yuan/item   1item/occation
            League             German Class A
            ([Name In          League
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYXJFY     Spanish Primera    Latest news of   0.10 yuan/item   1item/occation
            Division League    Spanish Primera
            ([Name In          Division League
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYYJZC     Italian Series A   Latest news of   0.10 yuan/item   1item/occation
            League             Italian Class A
            ([Name In          League
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYGJLS     Champions League   International    0.10 yuan/item   1item/occation
            ([Name In          Football
            Chinese])          Champions Cup
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYGJDS     International      Latest news of   0.10 yuan/item   1item/occation
            Matches            leading
            ([Name In          international
            Chinese])          football
                               matches
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYCBA      CBA                CBA Basketball   0.10 yuan/item   1item/occation
                               Tournament
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYNBA      NBA                NBA Basketball   0.10 yuan/item   1item/occation
                               Tournament
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYLQGJ     International      Other famous     0.10 yuan/item   1item/occation
            Basketball         basketball
            Matches            matches
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YCBK       Must-know Of The   Tips for your    0.10 yuan/item   1item/day
            Day ([Name In      health everyday
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YCXZ       Astrology Of The   Astrology        0.10 yuan/item   1item/day
            Day                fortune of the
            ([Name In          day
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YCXJ       Luck Of The Day    Summerised       0.10 yuan/item   1item/day
            ([Name In          fortune-telling
            Chinese])          of the day
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YCZS       Your  Index Of     Physical index   0.10 yuan/item   1item/day
            The Day            of your health
            ([Name In          of the day etc
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 LTTOMQ     Mobile TOMQ        Instant          0.10 yuan/item   1item/occation
            ([Name In          Messaging
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 MSFWJZ     Morning  Call      Fixed time       0.10 yuan/item   1item/occation
            ([Name In          calling service
            Chinese])
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSFWYH      Appointment        Fixed time       0.10 yuan/item   1item/occation
            Reminder           calling service
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSFWJNR     Anniversary        Fixed time       0.10 yuan/item   1item/occation
            Reminder           calling service
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPJS        Stock Price        Stock price      0.10 yuan/item   1item/occation
            Alert              alert service
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSWDLW      My Archive         Messages,        0.10 yuan/item   1item/occation
            ([Name In          pictures and
            Chinese])          ringtones
                               stored online
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MSWDMPJ     My                 Send my          0.10 yuan/item   1item/occation
            Cardholder         namecard to a
            ([Name In          cell phone of
            Chinese])          mine or others
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YJTS        Mail Alert         New mail alert   0.10 yuan/item   1item/occation
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXXLDA      Results Of         Read your own    0.10 yuan/item   1item/occation
            Psychological      heart through
            Testes             the testes
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYGQ        Just Golf          Latest           1.0 yuan/item    1item/occation
            ([Name In          international
            Chinese])          golf related
                               affairs for
                               golf fans
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSCQ        Ringtones          Show your heart  1.0 yuan/item    1item/occation
            ([Name In          through the
            Chinese])          ringtones
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YCGT        Remote             Ways of getting  1.0 yuan/item    1item/occation
            Communication      together and
            Management         character
            ([Name In          explanations
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSS         Siemens 10         10second call    1.0 yuan/item    1item/occation
            Second Ringtone    ringer of
            ([Name In          Siemens
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSM         Motorola Common    Call ringer of   1.0 yuan/item    1item/occation
            Ringtone           Motorola
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TPS        Siemens            Poweron          1.0 yuan/item    1item/occation
            Smallpix           smallpix of
            ([Name In          Siemens
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YXZTTP     Topic Poll         Based on polls,  1.0 yuan/item    1item/occation
            ([Name In          participants
            Chinese])          may be
                               presented  with
                               souvenir
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YXXLCS     Psychological      Have an insight  1.0 yuan/item    1item/occation
            Testes             into underlying
            ([Name In          yours through
            Chinese])          the testes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 SHDZ       Commodity          Advantageous     10 yuan/month    1item/occation
            Information        discount
            ([Name In          messages
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXQABDM    Courting Advisor   Be your advisor  10 yuan/month    1item/day
            Monthly            to court your
            Package            MM
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YCXZQYM    Astrology and      Links your       10 yuan/month    1item/day
            Romance Monthly    romance fortune
            Package            with Astrology
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TYZC       Football Lottery   Football         1.2 yuan/item    1item/occation
            Tips               Lottery Tips of
            ([Name In          a HK gambling
            Chinese])          expert invited
                               by TOM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 LSSS       siemens 20         15second call    1.2 yuan/item    1item/occation
            Second Ringtone    ringer of
            ([Name In          Siemens
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 LSMJ       Motorola           Selected call    1.2 yuan/item    1item/occation
            Selected           ringer of
            Ringtone           Motorola
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TPSD       Siemens Largepix   Poweron          1.2 yuan/item    1item/occation
            ([Name In          largepix of
            Chinese])          Siemens
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 YJSJJY     Mobile Mailbox     Mobile mailbox   12 yuan/month    1item/day
            Service            of thought
            Outstanding        fulness, easy
            Type ([Name        and quick
            In Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHJC        Colorful Life      Lifestyle        12 yuan/month    2items/day
            ([Name In          information
            Chinese])          mainly, tips
                               about beauty
                               and slim
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYTB        Special            Shinning pix,    0.15 yuan/item   1item/occation
            Expression         special
            ([Name In          affection
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYZCFX      Football game      TOM invites      1.5 yuan/item    1item/occation
            analysis           Hong Kong game
            ([Name In          professions to
            Chinese])          analysis
                               China's
                               football game
                               SMS compressed
                               version
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSTJ        Ringtone at a      Selected Nokia   1.5 yuan/item    1item/occation
            bargain price      ringtone at a
            ([Name In          bargain price
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TPTJ        Pictures at a      Nokia large      1.5 yuan/item    1item/occation
            bargain price      pictures at a
            ([Name In          bargain price
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXYL        Entertainment      TOM              15 yuan/month    3items/day
            Highlight          entertainment's
            ([Name In          exclusive
            Chinese])          report of news
                               and tracks of
                               Hong Kong,
                               Taiwan and
                               overseas famous
                               entertainment
                               stars
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHTS        Lifestyle Tips     Mainly healthy   15 yuan/month    2items/day
            ([Name In          tips
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSSJ        Siemens Fine       Fine Siemens     1.8 yuan/item    1item/occation
            ringtone           ringtone
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TPSJ        Siemens Fine       Fine Siemens     1.8 yuan/item    1item/occation
            pictures           screen saver
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYYW        Sports Highlight   Carefully        0.2 yuan/item    3-5items/day
            ([Name In          selected by
            Chinese])          Shawei sports
                               senior editors
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXXHLL      Daily outtrack     Outtrack jokes,  0.2 yuan/item    1item/ day
            jokes              reasonable yet
            ([Name In          out of
            Chinese])          expectations
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 XXMGCD     Daily Devil's      Ordinary         0.2 yuan/item    1item/ day
             Dictionary        expressions
            ([Name In          with
            Chinese])          extraordinary
                               explanation,
                               exceptional for
                               fashionable
                               ones
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXMY       Daily Myth         An elegant       0.2 yuan/item    1item/ day
            ([Name In          Chinese myth a
            Chinese])          day, use your
                               head in a fun
                               way
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXXHY      Daily Idiom        Every day an     0.2 yuan/item    1item/ day
            ([Name In          allegorical
            Chinese])          saying
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GPGG       Stock              Stock            0.2 yuan/item    2-4items/ day
            Announcements      announcements
            ([Name In          known ahead
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 GPCW       Stocks             Stock wind and   0.2 yuan/item    2-4items/ day
            Overheards         cloud changes
            ([Name In          tips
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 JC         Games Guessing     Two powerful     0.2 yuan/item    1item/occation
            ([Name In          competes, who
            Chinese])          wins and who
                               loses are up to
                               you to guess
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXXH       Daily Joke         Everyday sends   0.2 yuan/item    1item/day
            ([Name In          you a joke
            Chinese])          which keeps you
                               feel happy
                               everyday
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXJZW      Daily Short        Daily Short      0.2 yuan/item    1item/day
            Circuit            Circuit
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 XXZY       Daily Proverb      Daily famous     0.2 yuan/item    1item/day
            ([Name In          people famous
            Chinese])          saying, teaches
                               you how to
                               behave
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 WEYYCY     Daily English      Daily English    0.2 yuan/item    1item/ day
            Idiom              Idiom with
            ([Name In          Chinese color
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 WECH       Daily English      Daily English    0.2 yuan/item    1item/ day
            Word               common word
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 WECHZY     Daily              Daily            0.2 yuan/item    1item/ day
            Professional       Professional
            Word               English word
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GPGJ        Stock Price        Single stock     0.2 yuan/item    2-4items/ day
            Enquiry            price enquries
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYKS        Quick SMS          Quickest way to  0.2 yuan/item    1item/occation
            ([Name In          express
            Chinese])          yourself
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHSS        Pocket Express     Lifestyle tips    0.2 yuan/item   1item/occation
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPBG        B-Stock Price      Single stock     0.2 yuan/item    2-4items/ day
            Enquiry            price enquires
            ([Name In          for B-stock
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPDP        Leading market     Leading market   0.2 yuan/item    2-4items/ day
            report             report
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPYC        Five Days          Five days        0.2 yuan/item    2-4items/ day
            Forecast           forecast for a
            ([Name In          single stock
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPHSLSA     Volume  Ranking    Volume ranking   0.2 yuan/item    2-4items/ day
            SZ A               for SZ A-stocks
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPHSLSB     Volume  Ranking    Volume ranking   0.2 yuan/item    2-4items/ day
            SZ B               for SZ B-stocks
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPHSLHA     Volume Ranking     Volume ranking   0.2 yuan/item    2-4items/ day
            SH A               for SH A-stocks
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPHSLHB     Volume Ranking     Volume ranking   0.2 yuan/item    2-4items/ day
            SH B               for SH B-stocks
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPZDSA      Ups and Downs      Ups and Downs    0.2 yuan/item    2-4items/ day
            Ranking- SZ A      ranking for SZ
            ([Name In          A-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPZDSB      Ups and Downs      Ups and Downs    0.2 yuan/item    2-4items/ day
            Ranking- SZ B      ranking for SZ
            ([Name In          B-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPZDHA      Ups and Downs      Ups and Downs    0.2 yuan/item    2-4items/ day
            Ranking-SH A       ranking for SH
            ([Name In          A-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GPZDHB      Ups and Downs      Ups and Downs    0.2 yuan/item    2-4items/ day
            Ranking- SH B      ranking for SH
            ([Name In          B-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPXGSA      New Listing        New listing      0.2 yuan/item    2-4items/ day
            Info-SZ A          information for
            ([Name In          SZ A-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPXGSB      New Listing        New listing      0.2 yuan/item    2-4items/ day
            Info-SZ B          information for
            ([Name In          SZ B-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPXGHA      New Listing        New listing      0.2 yuan/item    2-4items/ day
            Info-SH A          information for
            ([Name In          SH A-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPXGHB      New Listing        New listing      0.2 yuan/item    2-4items/ day
            Info-SH B          information for
            ([Name In          SH B-stocks
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXHLDG      Mobile Music on    Through SMS      2.0 yuan/item    1item/occation
            Demand             realize network
            ([Name In          interactive
            Chinese])          song on demand,
                               functions
                               include request
                               timely and
                               request in
                               advance, leave
                               greetings in
                               advance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPSD        Professional       Stock market     2.0 yuan/item    2-4items/ day
            Express            information
            ([Name In          known in
            Chinese])          advance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSCRQ       Super Pop          Selected         2.0 yuan/item    1item/occation
            ringbone           Ericsson EMS
            ([Name In          ringtone
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYJC        Sports Guessing    This kind of     2.0 yuan/item    1item/occation
            Game               guessing is
            ([Name In          based on
            Chinese])          Division A
                               Class A
                               Football
                               League, the
                               vast number of
                               users guess the
                               initial lineup
                               of both teams
                               of each match
                               (each match
                               will be
                               assigned a
                               number and each
                               player a code)
                               and give a
                               prize to users
                               who gets it
                               correct
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TPJP        Selected           Classical Nokia  2.0 yuan/item    1item/occation
            Pictures           pictures is
            ([Name In          your preference
            Chinese])          of expressing
                               yourself
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXJDTP      Votes in Focus     Music Station    2.0 yuan/item    1item/occation
            ([Name In          users votes for
            Chinese])          stars through
                               SMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LSJD        Classical          Selected Nokia   2.0 yuan/item    1item/occation
            Ringtone           ringtones
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXLX        Trendy Express     'Little          25 yuan/item     3-5items/day
            ([Name In          capitalism' as
            Chinese])          theme, city
                               youngsters as
                               target, a large
                               volume cultural
                               infotainment
                               real time SMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XWQJ        All-round          All-round news   28 yuan/item     3-5items/day
            Viewpoint News     wide
            ([Name In          pantoscope,
            Chinese])          all-round society
                               experience
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYZQZX      Football Special   significant      0.3 yuan/item    1item/occation
            Report             football news
            ([Name In          high quality
            Chinese])          compressed
                               version
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXTP        Radio Station      Join radio       0.3 yuan/item    1item/occation
            Votes              station votes
            ([Name In          through SMS
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXDT        Radio Station      Join radio       0.3 yuan/item    1item/occation
            Answers            station answers
            ([Name In          through SMS
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXLY        Radio Station      Voice mail in    0.3 yuan/item    1item/occation
            Voice Mail         radio station
            ([Name In          to friends
            Chinese])          through SMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPGP        Professional       Real time        0.3 yuan/item    2-4items/day
            Stock Comments     comments of
            ([Name In          individual
            Chinese])          stock
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
JQ          Ball-in Express    Tells you        0.3 yuan/item    1item/occation
            ([Name In          ball-in express
            Chinese])          at the first
                               instance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXJNS       Daily Genesis      Daily Genesis    0.3 yuan/item    1item/day
            ([Name In          record opens
            Chinese])          your eyes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WECHYS      Daily expression   Daily a set of   0.3 yuan/item    1item/day
            compress           Chinese and
            ([Name In          English
            Chinese])          expressions,
                               helps you to
                               understand
                               various meaning
                               of the English
                               words
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYCY        Common Phrase      Common Phrases   0.3 yuan/item    1item/occation
            ([Name In          Collection
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHJR        Today Express      Must read        0.3 yuan/item    1item/day
            ([Name In          information of
            Chinese])          the day
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYNBAMX     NBA Stars          NBA stars        0.4 yuan/item    1item/occation
            ([Name In          tracking
            Chinese])          according to
                               customization
                               by user
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPYJ        Stock Alert        Risky individual 0.4 yuan/item    2items/day
            ([Name In          stock known in
            Chinese])          advance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GPZY        Professional Tips  Introduction to  0.4 yuan/item    2items/day
            ([Name In          stock market
            Chinese])          related
                               information
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYJD        Classic SMS        Classic mobile   0.4 yuan/item    1item/occation
            ([Name In          phone SMS
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYJX        Match Court        Immediate        0.5 yuan/item    1item/occation
            Instant Message    report on the
            ([Name In          intermediate
            Chinese])          result of all
                               competitions,
                               e.g. ball-in of
                               football,
                               section of
                               basketball and
                               section of
                               table tennis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TPCQ        Thoughtful         Pictures         0.5 yuan/item    1item/occation
            Pictures           showing user's
            ([Name In          thoughtfulness
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YCLS        Lucky Breakup      Suggest way to   0.5 yuan/item    1item/occation
            Healing            see breakup,
            ([Name In          and basic
            Chinese])          character
                               analysis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXDG        Radio Station      Radio station    0.5 yuan/item    1item/occation
            Song On Demand     song on demand
            ([Name In          to friends
            Chinese])          through SMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYDY        Trendy SMS         Trendy SMS       0.5 yuan/item    1item/occation
            ([Name In          download for the
            Chinese])          week
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YYMT        Mobile SMS         Mobile SMS,      0.5 yuan/item    1item/occation
            ([Name In          have to read
            Chinese])          whether or not
                               going to read
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHCY        Common Sense       Various          0.5 yuan/item    1item/day
            ([Name In          lifestyle
            Chinese])          common sense
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YJSJPJ      Mobile Mailbox     Mobile mailbox   5 yuan/month     1item/occation
            General Type       is convenient
            ([Name In          and quick
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHKB        Business Express   New goods for    5 yuan/month     1item/day
            ([Name In          you to be a
            Chinese])          trendy shopper
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TQYBM       Weather Forecast   Weather          5 yuan/month     1item/ day
            Monthly Package    forecast at a
            ([Name In          fixed time
            Chinese])          daily
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXKZYLM     Entertainment On   Immediately      5 yuan/month     1-3items/
            Air Monthly        reports                           occation
            Package            entertainment
            ([Name In          trend
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
XXWH        Culture Selected   Culture          6 yuan/month     1item/day
            ([Name In          products
            Chinese])          recommended by
                               famous culture
                               people and
                               their comments
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YXKZYHM     Dating on Air      Dating on air    6 yuan/month     1-3times/
            Monthly Package    seeks love on                     occation
            ([Name In          the net
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYZJKP      Football Cool      Exclusively      0.8 yuan/item    1item/occation
            Comment            invited famous
            ([Name In          professions or
            Chinese])          players sends
                               authoritarian
                               immediate
                               comments of
                               match
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
YCLM        Lucky Romantic     Gift advice      0.8 yuan/item    1item/occation
            Gift               according to
            ([Name In          his/her
            Chinese])          character, give
                               what s/he likes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
XXGTWHM     Hong Kong Taiwan   Hong Kong        8 yuan/month     1-3times/day
            Culture Monthly    Taiwan Culture
            Package            pioneer show!!
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYZJTS      Professional Tips  Football Game    9 yuan/month     1item/occation
            ([Name In          practical
            Chinese])          service
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TYZCTIM     Football Game      Guangzhou local  0.8 yuan/month   1item/occation
            Recommendation     practical
            Monthly Package    ticket game
            (Yangcheng         information
            Football Game)
            ([Name In
            Chinese])
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Annex IV Information Security and Responsibility Statement for Information Source and Access

     Information source responsible unit, when connecting to China Mobile Internet (CMNET) or SMS gateway (including SMS information platform IOD, SMS centre) of Guangdong Mobile Communication Company Limited, undertakes to comply with the following provisions:

          i. To comply with the relevant laws, administrative regulations and management rules of the State, and strictly implement information security management rules.

          ii. Not to use China Mobile Internet (CMNET) or SMS gateway (including SMS information platform IOD, SMS centre) to engage in illegal criminal activities such as activites that would endanger national security and divulge state secrets. Not to use China Mobile Internet (CMNET) or SMS gateway (including SMS information platform IOD, SMS centre) to produce, access, reproduce and circulate information in breach of the Constitution or law, jeopardizing social security and destruction of the unity of the nation, destruction of the unity of various nationalities, information of pornography or violence nature, etc., not to use China Mobile Internet (CMNET) or SMS network (including SMS information platform IOD, SMS Centre) to send any information containing contents of one of the following:

               1. objecting the fundamental principles laid by the Constitution;

               2. endangering national security, divulging state secrets, subverting national ruling, destroying national unity;

               3.   jeopardizing national pride and benefits;

               4. inciting nationalities' hatred, tribalism; destroying the unity of various nationalities;

               5. violating national relig ion policy, promoting misbelieves and superstitions;

               6. peddling, disordering social order, destruction of the stability of the society;

               7. bruiting bawdy, pornographic, gambling, violent, planned killing, horror or abetting;

               8. affronting or defaming others, aggrieving legal rights of others;

               9. other contents prohibited by law or administrative regulations.

     Upon the above mentioned illegal criminal activities and dangerous information being noticed, relevant parties should take prohibitive measures and report to the relevant authority promptly.

          iii. Information provided by information source responsible unit should comply with the State's intellectual property law.

          iv. Information source responsible unit should build effective information security confidentiality management system and technology protection measures, and accepts relevant business administrative departments' management, supervision and checking.

          v. In case of any breach of the above provisions, Guangdong Mobile Communication Company Limited is entitled to shut down relevant information source access channel; at the same time, to investigate the obligations of the responsible unit, and terminate cooperation with the responsible unit. This Responsibility Letter shall be retained by Guangdong Mobile Communication Company Limited.

Responsible unit: Beijing Lei Ting Wan Jun Network Technology Limited

Responsible person:


(signed and stamped)


Date :